UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2004

                                AJS BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                      000-33405                36-4485429
-----------------------------       ------------------        ------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


14757 South Cicero Avenue, Midlothian, Illinois                          60445
------------------------------------------------                       ---------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (708) 687-7400
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

On December 21, 2004, the Board of Directors of A.J. Smith Federal Savings Bank approved the adoption of the A. J. Smith Federal Savings Bank 2005 Executives and Directors Deferred Compensation Plan effective as of January 1, 2005. The predecessor of the plan was frozen as to new contributions and/or deferrals earned following December 31, 2004. Accrued benefits under the predecessor plan will continue to be governed by the terms of the predecessor plan. All future benefit accruals will be governed by the plan adopted on December 21, 2004. A brief description of the A. J. Smith Federal Savings Bank 2005 Executives and Directors Deferred Compensation Plan follows.

The A. J. Smith Federal Savings Bank 2005 Executives and Directors Deferred Compensation Plan allows executive employees and directors to defer up to 20% of their base salary, up to 50% of their annual bonus, and up to 100% of their director's fees and have these amounts credited to an account on their behalf. Accounts are then credited with interest monthly at a rate equal to two percentage points above the prime rate until the account has been fully distributed to the participant. Under the plan, participants make an election to receive their accounts either in a lump sum distribution, or equal monthly installments over a period of 5, 10, or 15 years at the time the participant commences participation in the plan by completing a deferral agreement with A.
J. Smith Federal Savings Bank. Amounts are distributed to participants in the plan pursuant to a fixed distribution schedule at a specified date, upon a participant's separation from service, disability, or death, or upon a change in control of A. J. Smith Federal Savings Bank or AJS Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AJS BANCORP, INC.



DATE:  December 22, 2004                   By: /s/ Lyn G. Rupich
                                               ---------------------------------
                                                   Lyn G. Rupich
                                                   President